UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 10, 2025

Exzeo Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-42937	85-2578837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Century Park Drive
Tampa, Florida		33607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (813) 776-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	XZO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

On December 10, 2025, Exzeo Group, Inc. ("Exzeo") issued a press release announcing its financial results for the three and nine months ended September 30, 2025. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report in Form 8-K.

Exzeo plans to host an earnings conference call on December 10, 2025 at 4:45 p.m. Eastern Time, during which members of executive management, including our Chief Executive Officer, President, and Chief Financial Officer will discuss the results.

Interested parties can listen to the live presentation by dialing the number below or by clicking the listen-only webcast link available here or on the company's Investor Relations website at investors.exzeo.com.

Date: Thursday, December 10, 2025

Time: 4:45 p.m. Eastern Time (1:45 p.m. Pacific Time)

Toll-Free listen only number: (800)-715-9871

International listen-only number: 1+(646) 307-1963

Conference ID: 3856391

Webcast Link

Participants are encouraged to dial in approximately 10 minutes before the scheduled start time. If there are any difficulties connecting with the conference call, please contact Gateway Group at 949-574-3860.

A replay of the call will be available after 8:00 p.m. Eastern Time on December 10, 2025 on Exzeo's Investor Relations website at investors.exzeo.com.

The information furnished pursuant to this item 2.02, including exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release Dated December 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exzeo Group, Inc.

Date:	December 10, 2025	By:	/s/ Suela Bulku
Suela Bulku Chief Financial Officer